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                                                                    EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Flagstar Bancorp, Inc. (the "Company") on Form 10-Q/A for the quarter ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
W. Carrie, Chief Financial Officer of the Company certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 15, 2005                       by: /s/ Michael W. Carrie

                                               Michael W. Carrie
                                               Executive Director, Treasurer and
                                               Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Flagstar Bancorp, Inc. and will be retained by Flagstar Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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